Post-Employment and Other Long-Term Employees Benefits - Weighted Average Assumptions Used in Determination of Benefit Obligation and Plan Assets (Details)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Benefit Obligation [Abstract]
Discount rate	3.97%	3.86%	3.73%
Salary increase rate	2.78%	2.40%	2.17%
Net Periodic Benefit Cost [Abstract]
Discount rate	3.86%	3.73%	4.18%
Salary increase rate	2.40%	2.17%	2.31%
Expected long-term rates of return on plan assets	4.77%	3.01%	2.66%